SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC   20549

                                FORM 8-K



             Current Report Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934


DATE OF REPORT (Date of earliest event reported): February 20, 1997


                        [DE] U. S. ENVIRONMENTAL, INC.
            (Exact name of registrant as specified in its charter)


      Delaware                 33-25969-NY                  11-2906904
(State or other juris-         (Commission                 (IRS Employer
diction of incorporation)      File Number)              Identification No.)


                           411 Conestoga Road, #26
                          Devon, Pennsylvania, 19333
                     (Address of Principal Executive Offices)

                       630 Parkview Tower, First Avenue
                      King of Prussia, Pennsylvania 19406
                 (Former Address of Principal Executive Offices)

                 Registrant's telephone number:  (610) 337-4935

                                      FORM 8-K

Pursuant to a Board of Directors meeting held on February 20, 1997, Registrant determined that it would be in its best interest to eliminate all relationships which resulted in partially interlocking directorates of
Registrant and Geotech Development Corp ("Geotech").   As a result of such
decision, Registrant reorganized its Board of Directors and executive management so that none of the officers and directors of Geotech would be officers or directors of Registrant. The effect of such reorganization is reflected in Items 5 and 6 below.

ITEM 5.     OTHER EVENTS
------------------------

Effective February 20, 1997, Thomas B. West resigned as CEO of Registrant, Thomas R. Tate resigned as President of Registrant, and Philomena Dietrich was removed by the Board of Directors as Chief Financial Officer, Treasurer and Secretary of Registrant.

The Board of Directors appointed Maurice Spatt as President, CEO and Secretary of Registrant, and appointed Max Schmid as Treasurer and Chief Financial Officer of Registrant.

Effective February 20, 1997, the office of Registrant was moved on an interim basis to 411 Conestoga Road, #26, Devon, Pennsylvania, 19333.

The current management arrangement with Geotech Development Corp. was declared void by mutual agreement of the parties, and the balance owing to Geotech of $197,548 under such management agreement was reduced to zero.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS
--------------------------------------------------

In furtherance of the above reorganization, effective February 20, 1997, Thomas B. West resigned as Chairman of the Board of Directors (and as a member of the Board of Directors) of Registrant, and Thomas R. Tate resigned as a member of the Board of Directors of Registrant. Copies of the letters of resignation are attached hereto as exhibits.

The Board of Directors of Registrant as now constituted consists of: Maurice Spatt, Max Schmid, Karen VonDreusche, Karl Fassnacht and Jack Dietrich.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS
---------------------------------------------

     Exhibit 1.     Copy of letter of resignation of Thomas B. West.

     Exhibit 2.     Copy of letter of resignation of Thomas R. Tate.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          U. S. ENVIRONMENTAL, INC.

                                          /S/ Maurice Spatt
DATED: March 19, 1997
                                          By:  Maurice Spatt, President

                                       EXHIBIT 1

                        (DE) U.S. ENVIRONMENTAL, INC.
                              630 Parkview Tower
                           King of Prussia, PA   19406
                 Telephone (610) 337-4935 * FAX: (610) 768-5244



                                February 21, 1997


Maurice Spatt, President
U.S. ENVIRONMENTAL, INC.
630 Parkview Tower, First Ave.
King of Prussia, PA 19406

Dear Maurice:

SUBJECT:   T.B. West Resignation as CEO and Board of Directors Member

This is to confirm that Thomas B. West at the Board of Directors meeting February 20, 1997 held in the King of Prussia office location tendered the subject resignation. The resignation was made at the direct request of Michael Cronin, lawyer and representative of Eddie Swaab and Kilgarven Investment and Holding Company.

As a result of this resignation, Thomas B. West no longer has any management or director affiliation with U.S. Environmental, Inc.


                                         Very truly yours,

                                        /s/ Thomas B. West

                                         Thomas B. West

                                       EXHIBIT 2

                        (DE) U.S. ENVIRONMENTAL, INC.
                              630 Parkview Tower
                           King of Prussia, PA   19406
                 Telephone (610) 337-4935 * FAX: (610) 768-5244



                                February 21, 1997


Maurice Spatt, President
U.S. ENVIRONMENTAL, INC.


In line with and as a formal follow-up to our conversation of February 21, 1998, I hereby tender my resignation as a member of the board of Directors of U.S. Environmental, Inc.

This is in the spirit of future cooperation in establishing an arms length relationship between Geotech and U.S. Environmental as evidenced by my resignation February 20, 1997 as an officer of U.S. Environmental, Inc.



                                         Very truly yours,

                                        /s/ Thomas R. Tate

                                         Thomas R. Tate